PERFORMANCE TECHNOLOGIES, INCORPORATED




                                    Filing Type:     8-K
                                    Description:     Current Report
                                    Filing Date:     November 9, 2000
                                    Period End:      October 27, 2000



                           Primary Exchange:NASDAQ - National Market
                                                     System
                                    Ticker: PTIX


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                                Table of Contents




                                  8-K OTHERDOC

Item 5..................................................................2
Item 7..................................................................6


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 27, 2000


                     Performance Technologies, Incorporated

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               (Exact name of registrant as specified in charter)



         Delaware                   0-27460                   16-1158413
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(State or other jurisdiction) (Commission File No.) (IRS Employer Identification
                                                     No. of Incorporation)


315 Science Parkway, Rochester, NY                               14620
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (716) 256-0200)

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          (Former Name or Former Address, if Changed Since last Report)



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Item 5.  OTHER EVENTS.

         On October 27, 2000, the Board of Directors of Performance Technologies, Incorporated (the "Company") declared a dividend of one Right for each outstanding share of the Company's Common Stock to stockholders of record at the close of business on November 8, 2000 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value per share (the "Preferred Stock"), at an Exercise Price of $110 per Right in cash, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of November 1, 2000 (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         Exercisability of Rights. Initially, the Rights will not be exercisable or transferable apart from the shares of Common Stock with respect to which they will be distributed, and will be evidenced only by the certificates representing such shares of Common Stock. The Rights will become exercisable and transferable apart from the Common Stock on a date (the "Separation Date") that is the earlier of (i) the close of business on the tenth business day after a Stock Acquisition Date, defined as the first date of a public announcement by the Company that a person or group of affiliated or associated persons has become an Acquiring Person or Adverse Person (each as described below), or (ii) the close of business on the tenth business day following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer by any person (other than a Permitted Offer as described below) if, upon consummation of that offer, such person would become an Acquiring Person (as described below). The Rights will be exercisable from the Separation Date until the Expiration Date, which is the earlier of (i) the close of business on the ten-year anniversary of the date of the Rights Agreement (the "Final Expiration Date"), (ii) the date the Rights are redeemed by the Company, (iii) the date the Rights are exchanged by the Company, or (iv) immediately prior to the effective time of a consolidation, merger or share exchange of the Company (A) into another corporation or (B) with another corporation in which the Company is the surviving corporation but Common Stock is converted into cash and/or securities of another corporation, in each case pursuant to an agreement entered into by the Company prior to a Stock Acquisition Date, at which time the Rights will expire.

         A person or group becomes an Acquiring Person under the Rights Agreement when such person or group acquires or obtains the right to acquire beneficial ownership of 15% or more of the then outstanding shares of the Company's Common Stock, with certain exceptions described in the Rights Agreement (including exceptions for shares owned by the Company or a subsidiary or employee benefit plan of the Company, and for shares owned by any person who the Board determines inadvertently reached such 15% beneficial ownership level and who promptly divests sufficient shares such that 15% or greater beneficial ownership ceases). An Adverse Person under the Rights Agreement is a person who beneficially owns more than 10% of the then outstanding shares of the Company's Common Stock and whose ownership of that stock, in the opinion of the Board, is intended or reasonably likely to cause pressure on the Company to enter into a transaction which would provide that person with short-term financial gain not in the Company's best long-term interest or is causing or reasonably likely to cause a material adverse impact on the Company's business or prospects.

         A Permitted Offer under the Rights Agreement is a tender or exchange offer for all outstanding shares of the Company's Common Stock at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board who are not officers of the Company and who are not Acquiring Persons or Adverse Persons to be
adequate  and   otherwise  in  the  best   interests  of  the  Company  and  its
stockholders.

         Transferability of Rights. Prior to the Separation Date, the Rights will not be transferable apart from the shares of Common Stock to which they are attached. Thus, the surrender or transfer of any Common Stock certificate prior to that date will also constitute the transfer of the Rights associated with the shares represented by such certificate. Until the Separation Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of shares of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Separation Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock, outstanding as of the Record Date, even without such notation or a copy of a Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable after a Separation Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to each record holder of shares of Common Stock as of the close of business on such Separation Date and, in certain circumstances, holders of certain shares issued after such Separation Date. Until exercised, the holders of Rights will not have any rights as holders of Preferred Stock, including any rights to vote or receive dividends on the Preferred Stock.

         Flip-In Rights. It is at the time that the "flip-in" right is triggered that the Rights have a real economic value. Upon the tender for or the acquisition of 15% of the Common Stock by an Acquiring Person or the determination and announcement by the Board that a person has become an Adverse Person (a "Flip-In Event"), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive, upon exercise and payment of the Exercise Price, the number of shares of Preferred Stock having a market value immediately prior to the Flip-In Event equal to two times the then current Exercise Price of the Right. Any Right that is (or, in certain circumstances specified in the Rights Agreement, was) beneficially owned by an Acquiring Person or Adverse Person (or any of its affiliates or associates, as defined) will become null and void upon the occurrence of the Flip-In Event. Cash will be paid in lieu of fractional shares.

         For example, at the Exercise Price of $110 per Right, if any person becomes the Acquiring Person of 15% or more of the outstanding Common Stock of the Company or is determined to be an Adverse Person, thereafter each Right (other than Rights owned by such 15% Acquiring Person or Adverse Person or any of its affiliates or associates, which will have become void) would entitle its holder to purchase $220 worth of the Company's Preferred Stock for $110. Assuming that each one one-thousandth share of Preferred Stock is the economic equivalent of one share of Common Stock and further assuming that the Common Stock had a per share value of $11.00 at such time, each Right would effectively entitle its holder to purchase twenty one-thousandth shares of the Company's Preferred Stock for $110.

         Flip-Over Rights. If, at any time following a Flip-in Event, either (i) the Company is acquired in a merger or other business combination transaction, the Acquiring Person or Adverse Person controls the Board of the Company and either (A) the investment of the shares owned by those other than the Acquiring Person or Adverse Person are not identified to the shares owned by the Acquiring Person or Adverse Person or (B) the transaction is with the Acquiring Person or Adverse Person or a related party; or (ii) the Company sells or otherwise transfers more than 50% of its aggregate assets or earning power to a related party if approved by Company after the Acquiring Person or Adverse Person controls the Board of the Company, each holder of a Right (except Rights previously voided as described above) will thereafter have the right (the "Flip-Over Right") to receive, upon exercise, shares of common stock of the Acquiring Person or Adverse Person having a value equal to twice the Exercise Price of the Right. The Flip-Over Right will be exercisable apart from, and regardless of the exercise or surrender of, the Flip-In Right.

         Again, as with the flip-in trigger, because the Acquiring Person or Adverse Person is not able to exercise its rights, the Acquiring Person or Adverse Person and (assuming that the Acquiring Person or Adverse Person is the party acquiring the Company) its stockholders are significantly diluted as a result of the triggering of the flip-over event.

         Exercise Price for Rights. The Exercise Price is intended to represent the Board's informed prediction as to the likely market price of one share of the Company's Common Stock at the end of the term of the Rights Agreement, and is not an expression as to what would be a fair or adequate price for the sale of the Company.

         Redemption of the Rights. At any time prior to the close of business on the tenth business day following a public announcement that a party is an Acquiring Person or Adverse Person, the Board may redeem the Rights in whole but not in part at a Redemption Price of $.001 per Right. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Exchange of the Rights. At any time after a Flip-in Event, the Board may exchange the Rights (other than Rights owned by such Acquiring Person or Adverse Person or any of its affiliates or associates which have become void), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock per Right.

         Adjustments. The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Common Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Common Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in shares of Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Separation Date.

         Reserved Shares/Substitution of Assets. The Rights Agreement contemplates that the Company will reserve a sufficient number of authorized but unissued shares of Preferred Stock to permit the exercise of the right to exchange the Rights should the Rights become exercisable. The Board may (and under certain circumstances is obligated to) issue other equity securities or assets upon the exercise of the Rights if sufficient shares of Preferred Stock are not available for issuance should the Rights become exercisable. The Board may make adequate provision to substitute for the shares of stock which are not available for issuance upon exercise of such Rights either cash, other equity securities of the Company (including, without limitation, shares of preferred stock of the Company), debt securities of the Company, other assets, or a combination of the foregoing, having an aggregate value (as determined by a majority of the Board after receiving advice from a nationally recognized investment banking firm) equal to the value of the shares of Preferred Stock unavailable for issuance upon exercise of the Rights. In addition, the Board, subject to certain limitations, may amend the Rights to change the Exercise Price and therefore the number of shares of Preferred Stock issuable upon exercise of the Rights. If the Company does not take such action within 30 days following the later of a Flip-In Event or the date on which the Company's right of redemption with respect to the Rights expires, then the Company will be required to deliver cash as the substitute for the unavailable authorized shares of Preferred Stock.

         Amendment of the Rights Agreement. The terms of the Rights and the Rights Agreement may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person or Adverse Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person, the Adverse Person or their Affiliates and Associates.

         Independent Director Review. The Rights Agreement final expiration date is ten years from the date of the Rights Agreement. However, a committee of the Company's Directors who are neither officers, employees or affiliates of the Company will review the Rights Plan at least every three years and, if a majority of these Directors deems it appropriate, may recommend a modification or termination of the Rights Agreement.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company's Registration Statement on Form 8-A dated November 8, 2000. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Item 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)    Exhibits

         The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or included in this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 9, 2000

                                    PERFORMANCE TECHNOLOGIES,
                                    INCORPORATED



                                    By:/s/ Donald L. Turrell
                                       --------------------------------
                                    Name:  Donald L. Turrell
                                    Title: Chief Executive Officer



                                  EXHIBIT INDEX


Exhibit No.                Description

  4.1 Form of Rights Agreement, dated as of November 1, 2000, between Performance Technologies, Incorporated and American Stock Transfer & Trust Company which includes as Exhibit A the Form of Rights Certificate, and as Exhibit B the Summary of Rights to Purchase Preferred Stock.1


1 Incorporated by reference to the Registrant's Registration Statement on Form 8-A, dated November 8, 2000 and filed by the Registrant with the Commission.